Emerge ETF Trust
Emerge EMPWR Sustainable Dividend Equity ETF (EMCA)
Emerge EMPWR Sustainable Select Growth Equity ETF (EMGC)
Emerge EMPWR Sustainable Global Core Equity ETF (EMZA)
Emerge EMPWR Sustainable Emerging Markets Equity ETF (EMCH)
Emerge EMPWR Unified Sustainable Equity ETF (EMPW)
(each, a “Fund,” and collectively, the “Funds”)

Supplement dated June 16, 2023 to the Prospectus and Statement of Additional Information (“SAI”), each dated September 6, 2022, as supplemented, of the above listed Funds.
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus or SAI.
Important Notice to Investors

A majority of the Board of Trustees of Emerge ETF Trust (the “Trust”), including all of the Trustees of the Trust who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”), approved a Plan of Liquidation, which provides for the liquidation and dissolution of each Fund. The Independent Trustees determined that it is in the best interests of the Funds and their respective shareholders to liquidate and terminate the Funds after considering various factors, including the size of the Funds, the limited number of beneficial holders, and the financial ability of the investment adviser to support the Funds. The liquidations are anticipated to occur on or about July 14, 2023. Effective immediately and through the date of liquidation, the Funds will undertake the process of closing down and liquidating their portfolios, which will result in the Funds’ increasing their cash holdings. As the Funds increase their cash holdings, they will not be able to achieve their investment objectives and strategies during this period.
After the close of business on June 23, 2023, the Funds will no longer accept creation orders. Orders to redeem creation units of the Funds may be submitted until the applicable closing time on July 7, 2023, as described in the Funds’ SAI. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about July 14, 2023.
Trading in the Funds’ shares on Cboe BZX Exchange, Inc. (“Cboe”) will be halted prior to market open on July 10, 2023. Shareholders may sell their Fund’s shares on Cboe until the market close on July 7, 2023, and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. The Funds’ shares will no longer trade on Cboe after market close on July 7, 2023, and the shares will be subsequently delisted. Upon completion of the liquidation of a Fund, shares of that Fund will be individually redeemed. Shareholders who do not sell their shares of the Funds before market close on July 7, 2023, will receive cash equal to the amount of the net asset value of their shares as of July 7, 2023, which will include any capital gains and dividends, on or about July 14, 2023.
For those shareholders with taxable accounts and for Federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder’s shares and the shareholder will therefore generally recognize a taxable gain or loss; and (b) in connection with the liquidation, the Funds may declare taxable distributions of its income and/or capital gain. Shareholders should consult their tax advisors regarding the effect of the Funds’ liquidation in light of their individual circumstances.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.